Taxes	12 Months Ended
Dec. 31, 2018
Taxes
Taxes

NOTE N. TAXES

($ in millions)

For the year ended December 31:	2018	2017	2016
Income from continuing operations before income taxes
U.S. operations	$627	$560	$3,650
Non-U.S. operations	10,715	10,840	8,680

Total income from continuing operations before income taxes	$11,342	$11,400	$12,330

The income from continuing operations provision for income taxes by geographic operations is as follows:

($ in millions)

For the year ended December 31:	2018	2017	2016
U.S. operations	$1,199	$2,923	$38
Non-U.S. operations	1,420	2,719	411

Total continuing operations provision for income taxes	$2,619	$5,642	$449

The components of the income from continuing operations provision for income taxes by taxing jurisdiction are as follows:

($ in millions)

For the year ended December 31:	2018	2017	2016
U.S. federal
Current	$(342)	$2,388	$186
Deferred	1,377	77	(746)

	$1,035	$2,465	$(560)

U.S. state and local
Current	$127	$55	$244
Deferred	(292)	28	(44)

	$(165)	$83	$200

Non-U.S.
Current	$2,135	$3,891	$988
Deferred	(386)	(797)	(179)

	$1,749	$3,094	$809

Total continuing operations provision for income taxes	$2,619	$5,642	$449

Discontinued operations provision for/(benefit from) income taxes	2	(3)	(2)
Provision for social security, real estate, personal property and other taxes	3,322	3,434	3,417

Total taxes included in net income	$5,943	$9,073	$3,864

A reconciliation of the statutory U.S. federal tax rate to the company’s effective tax rate from continuing operations is as follows:

For the year ended December 31:	2018	2017	2016
Statutory rate	21%	35%	35%
Enactment of U.S. tax reform	18	48	—
Tax differential on foreign income	(11)	(26)	(21)
Intra-entity transfers	0	(5)	—
Domestic incentives	(1)	(2)	(1)
State and local	(1)	1	1
Japan resolution	—	—	(10)
Other	(3)	(2)	0

Effective rate	23%	49%	4%

Percentages rounded for disclosure purposes.

The significant components reflected within the tax rate reconciliation labeled “Tax differential on foreign income” include the effects of foreign subsidiaries’ earnings taxed at rates other than the U.S. statutory rate, foreign export incentives, U.S. taxes on foreign income and any net impacts of intercompany transactions. These items also reflect audit settlements, excluding the 2016 Japan resolution, or changes in the amount of unrecognized tax benefits associated with each of these items.

On December 22, 2017, the U.S. Tax Cuts and Jobs Act was enacted. U.S. tax reform introduced many changes, including lowering the U.S. corporate tax rate to 21 percent, changes in incentives, provisions to prevent U.S. base erosion and significant changes in the taxation of international income, including provisions which allow for the repatriation of foreign earnings without U.S. tax. The enactment of U.S. tax reform resulted in the company recording a provisional tax expense charge of $5.5 billion in the fourth quarter and year ended December 31, 2017. This charge was the result of the one-time U.S. transition tax and any foreign tax costs on undistributed foreign earnings, as well as the remeasurement of deferred tax balances to the new U.S. federal tax rate. All components of the provisional charge were based on the company’s estimates as of December 31, 2017. During the fourth quarter of 2018, the company completed its accounting for impacts of U.S. tax reform and the effects of measurement period adjustments were recognized as charges of $2.0 billion for the year ended December 31, 2018, including $1.9 billion in the fourth quarter of 2018. The adjustments were primarily attributable to the company’s election to include GILTI in measuring deferred taxes, plus refinements to the one-time U.S. transition tax and foreign tax costs on undistributed foreign earnings. The net impact of the measurement period adjustments on the 2018 effective tax rate was 17.7 percent.

The U.S. Tax Cuts and Jobs Act introduced GILTI which subjects a U.S. shareholder to current tax on income earned by certain foreign subsidiaries. The company elected the deferred method which resulted in an increase to tax expense and deferred tax liabilities of $2.0 billion in the fourth quarter and year ended December 31, 2018. Refer to note A, “Significant Accounting Policies,” on pages 76 to 88 for additional information.

In January 2019, the U.S. Treasury and Internal Revenue Service issued additional U.S. tax reform guidelines. The company is still evaluating the impact of these guidelines.

The 2018 continuing operations effective tax rate decreased 26.4 points from 2017 driven by: a decrease in the tax charges related to the impact of U.S. tax reform described above (30.4 points), a benefit related to domestic and foreign audit activity (6.8 points), a more favorable mix of pre-tax earnings in 2018 (2.1 points) and the re-assessment of valuation allowances (1.2 points). These benefits were partially offset by a lower benefit year to year in the utilization of foreign tax credits (5.9 points) and benefits in 2017 related to an intra-entity asset transfer (5.1 points) and a tax write down of an intercompany investment (1.7 points), as well as a year-to-year increase in tax charges related to intercompany payments (1.3 points).

With the exception of the impact of U.S. tax reform, the effect of tax law changes on deferred tax assets and liabilities did not have a material impact on the company’s effective tax rate.

Deferred Tax Assets

($ in millions)

At December 31:	2018	2017
Retirement benefits	$3,620	$3,477
Share-based and other compensation	636	646
Domestic tax loss/credit carryforwards	964	718
Deferred income	674	605
Foreign tax loss/credit carryforwards	903	1,024
Bad debt, inventory and warranty reserves	348	395
Depreciation	231	293
Accruals	336	387
Intangible assets	620	585
Other	1,501	1,396
Gross deferred tax assets	9,833	9,526
Less: valuation allowance	915	1,004

Net deferred tax assets	$8,918	$8,522

Deferred Tax Liabilities

($ in millions)

At December 31:	2018	2017
Depreciation	$719	$641
Retirement benefits	455	483
Goodwill and intangible assets	1,200	1,226
Leases	580	584
Software development costs	292	360
Deferred transition costs	233	254
GILTI deferred taxes	1,927	—
Undistributed foreign earnings*	981	—
Other	1,011	658

Gross deferred tax liabilities	$7,398	$4,206

*Year-to-year increase primarily driven by a reclass from other taxes payable within other liabilities.

For financial reporting purposes, the company has foreign and domestic loss carryforwards, the tax effect of which is $584 million, as well as foreign and domestic credit carryforwards of $1,283 million. Substantially all of these carryforwards are available for at least two years and the majority are available for 10 years or more.

The valuation allowances as of December 31, 2018, 2017 and 2016 were $915 million, $1,004 million and $916 million, respectively. The amounts principally apply to certain foreign and domestic loss carryforwards and credits. In the opinion of management, it is more likely than not that these assets will not be realized. However, to the extent that tax benefits related to these carryforwards are realized in the future, the reduction in the valuation allowance will reduce income tax expense.

The amount of unrecognized tax benefits at December 31, 2018 decreased by $272 million in 2018 to $6,759 million. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

($ in millions)

	2018	2017	2016
Balance at January 1	$7,031	$3,740	$4,574
Additions based on tax positions related to the current year	394	3,029	560
Additions for tax positions of prior years	1,201	803	334
Reductions for tax positions of prior years (including impacts due to a lapse of statute)	(1,686)	(367)	(1,443)
Settlements	(181)	(174)	(285)

Balance at December 31	$6,759	$7,031	$3,740

The additions to unrecognized tax benefits related to the current and prior years are primarily attributable to U.S. federal and state tax matters, as well as non-U.S. tax matters, including transfer pricing, credits and incentives. The settlements and reductions to unrecognized tax benefits for tax positions of prior years are primarily attributable to the resolution of certain U.S. federal audit activity, non-U.S. audits and impacts due to lapse of statute of limitations.

The unrecognized tax benefits at December 31, 2018 of $6,759 million can be reduced by $718 million associated with timing adjustments, U.S. tax credits, potential transfer pricing adjustments, and state income taxes. The net amount of $6,041 million, if recognized, would favorably affect the company’s effective tax rate. The net amounts at December 31, 2017 and 2016 were $6,064 million and $2,965 million, respectively.

Interest and penalties related to income tax liabilities are included in income tax expense. During the year ended December 31, 2018, the company recognized a net benefit of $14 million in interest expense and penalties; in 2017, the company recognized $174 million in interest expense and penalties; and, in 2016, the company recognized $62 million in interest expense and penalties. The company has $680 million for the payment of interest and penalties accrued at December 31, 2018, and had $799 million accrued at December 31, 2017.

Within the next 12 months, the company believes it is reasonably possible that the total amount of unrecognized tax benefits associated with certain positions may be reduced. The potential decrease in the amount of unrecognized tax benefits is associated with the anticipated resolution of various U.S. state and non-U.S. audits. The company estimates that the unrecognized tax benefits at December 31, 2018 could be reduced by $551 million.

The company’s U.S. income tax returns for 2013 and 2014 continue to be examined by the IRS with specific focus on certain cross-border transactions in 2013. Although the IRS could propose additional adjustments related to these transactions, the company believes it is adequately reserved on these matters. In the third quarter of 2018, the U.S. Internal Revenue Service commenced its audit of the company’s U.S. tax returns for 2015 and 2016. The company anticipates that this audit will be completed in 2020. With respect to major U.S. state and foreign taxing jurisdictions, the company is generally no longer subject to tax examinations for years prior to 2014. The company is no longer subject to income tax examination of its U.S. federal tax return for years prior to 2013. The open years contain matters that could be subject to differing interpretations of applicable tax laws and regulations as it relates to the amount and/or timing of income, deductions and tax credits. Although the outcome of tax audits is always uncertain, the company believes that adequate amounts of tax, interest and penalties have been provided for any adjustments that are expected to result for these years.

The company is involved in a number of income tax-related matters in India challenging tax assessments issued by the India Tax Authorities. As of December 31, 2018, the company has recorded $660 million as prepaid income taxes in India. A significant portion of this balance represents cash tax deposits paid over time to protect the company’s right to appeal various income tax assessments made by the India Tax Authorities. The company believes it will prevail on these matters.

Within consolidated retained earnings at December 31, 2018 are undistributed after-tax earnings from certain non-U.S. subsidiaries that are not indefinitely reinvested. At December 31, 2018, the company has a deferred tax liability of $981 million for the estimated taxes associated with the repatriation of these earnings. Undistributed earnings of approximately $300 million and other outside basis differences in foreign subsidiaries are indefinitely reinvested in foreign operations. Quantification of the deferred tax liability, if any, associated with indefinitely reinvested earnings and outside basis differences is not practicable.